SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

CAVALIER HOLDINGS, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel:  212-216-8085
Fax: 212-216-8001

CAVALIER HOLDINGS, INC.
2800 East North Street, Ste 27
Greenville, S.C. 29615

DEAR SHAREHOLDER:

We are pleased to inform you that Cavalier Holdings, Inc., a Delaware corporation (the “Company”), is providing you with the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding common stock, have delivered a written consent to amend the Company’s Certificate of Incorporation to (i) change the name of the Company to Emissary Capital Group, Inc.; (ii)  increase the number of the Company’s authorized shares of capital stock from 50,000,000 shares to 110,000,000 of which 100,000,000 shares will be common stock par value $0.0001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock par value $0.0001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); and (iii) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (“Blank Check Preferred Stock”).

These actions were approved by written consent on August 28, 2009 by our Board of Directors and a majority of our shareholders in accordance with Section 141 and Section 228 of the General Corporation Law of the State of Delaware.  Our directors and majority of shareholders owning [66.35%] of our outstanding Common Stock, as of the record date of August 28, 2009, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and our shareholders.  This action will become effective approximately twenty (20) days from the date hereof.

This Information Statement is being provided to you for information purposes only.  Your vote is not required to approve any of the actions as set forth herein.  This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.  You are not being asked to send a proxy and you are requested not to send one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about November 24, 2009.

For the Board of Directors of

CAVALIER HOLDINGS, INC.

/s/ Amit Tandon
Amit Tandon
Chairman of the Board and
Chief Executive Officer

CAVALIER HOLDINGS, INC.
2800 East North Street, Ste 27
Greenville, S.C. 29615

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the shareholders of Cavalier Holdings, Inc. (the “Company”) in connection with an amendment to the Company’s Certificate of Incorporation. This Information Statement has been prepared by our management.

GENERAL

This Information Statement is being furnished to the shareholders of Cavalier Holdings, Inc. (the “Company”) in connection with the proposed amendments to the Certificate of Incorporation of the Company to (i) change the name of the Company to “Emissary Capital Group, Inc.”; (ii) increase the number of the Company’s authorized shares of capital stock, par value $0.0001, from 50,000,000 to 110,000,000, of which 100,000,000 shares will be common stock, par value $0.0001 per share (the “Common Stock”) and 10,000,000 shares will Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); and (iii) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (“Blank Check Preferred Stock”, and together with the Authorized Stock Increase and Name Change, the “Amendments”). These actions were approved on August 28, 2009 by our Board of Directors and majority shareholder.  This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Cavalier Holdings, Inc., a Delaware corporation.  The amendments to the Company’s Certificate of Incorporation is sometimes referred to as the “Amendments”.

The Amendments will be effective twenty (20) days after this Information Statement is first mailed to our Shareholders.  No further vote of our shareholders is required.  This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendments. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of shareholders to approve the Amendments is made possible by Section 228 of the Delaware General Corporation Law, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendments was August 28, 2009 (the "Record Date").

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q.           What will I receive if the Amendments is completed?

A.           Nothing.  The Amendments will only modify the Certificate of Incorporation.

Q.           When do you expect the Amendments to become effective?

A.           The Amendments will become effective upon the filing of the Amendments with the Secretary of State of Delaware a Copy of the Form of Charter Amendment is attached to this information statement as Exhibit A.  We expect to file the Amendments with the Delaware Secretary of State no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 141 and Section 228 of the Delaware General Corporation Law, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of a majority of the shareholders of the Company’s Common Stock.  On August 28, 2009, our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Amendments.  The Amendments are reflected in the Form of Amended and Restated Certificate of Incorporation (the "Form of Charter Amendment") which is attached hereto as Exhibit A and incorporated herein by reference.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

The change of the Company’s name to Emissary Capital Group, Inc. will better reflect the Company’s business plan following its reverse acquisition of Emissary Capital Group, LLC on August 28, 2009, pursuant to the Agreement and Plan of Share Exchange.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK FROM 50,000,000 TO 110,000,000

The Amendment authorizes the increase of the number of the Company’s authorized capital stock, par value $0.0001, from 50,000,000 shares to 110,000,000 shares of which 100,000,000 shares will be common stock  par value $0.0001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock, par value $0.0001 per share (the “Preferred Stock”).  Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of our authorized capital stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our capital stock will permit our Board of Directors to issue additional shares of our capital stock without further approval of our shareholders, and our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.  Although from time to time we review various transactions that could result in the issuance of shares of our capital stock, we have not reviewed any transaction to date.

We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our capital stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our capital stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our capital stock may increase.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECTUATE THE CREATION OF BLANK CHECK PREFERRED STOCK

The Board of Directors believes that it is prudent to have a class of 10,000,000 shares Preferred Stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. The Company currently has no arrangements or understandings for the issuance of shares of preferred stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interests of the Company and the shareholders to designate the rights to be associated with the issuance of additional shares of Common Stock in the future, and to issue shares from the authorized shares, the Board of Directors generally will not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations.

Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of preferred stock in series and, by filing a Preferred Stock Designation, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)           The designation of the series, which may be by distinguishing number, letter or title;

(ii)          The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)         The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)         Dates on which dividends, if any, shall be payable

(v)          The redemption rights and price or prices, if any, for shares of the series;

(vi)         The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)        The amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)       Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)          Restrictions on the issuance of shares of the same series or of any other class or series;

(x)          The voting rights, if any, of the holders of shares of the series.

(xi)          The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii)         Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article, the general corporation law of the State of Delaware, and applicable law.

The Common Stock shall be subject to the express terms of the preferred stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in the Amended and Restated Certificate of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

Effects of Blank Check Preferred Stock

The issuance of Blank Check Preferred Stock may have a dilutive effect on holders of shares of our Common Stock since the blank check preferred stock may convert into shares of our Common Stock. For example, in a liquidation, the holders of the preferred stock may be entitled to receive a certain amount per share of preferred stock before the holders of the common stock receive any distribution.  In addition, the holders of preferred stock may be entitled to a certain number of votes per share of preferred stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, preferred stock may be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend.  These are only examples of how shares of preferred stock, if issued, may dilute the interests of the holders of common stock.  The Company has no present intention to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.  Furthermore, additional issuances of common stock could also have a dilutive effect on holders of shares of our Common Stock.

This new class of Preferred Stock could have an anti-takeover effect. The issuance of preferred stock may discourage, delay or prevent a takeover of the Company.  When, in the judgment of the Board of Directors, this action will be in the best interest of the shareholders and the Company, such shares may be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. The ability of the Company to issue such shares of preferred stock may, under certain circumstances, make it more difficult for a third party to gain control of the Company (e.g., by means of a tender offer), prevent or substantially delay such a change of control, discourage bids for the Common Stock at a premium, or otherwise adversely affect the market price of the Common Stock. Such shares also could be privately sold to purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors may authorize holders of a series of common or preferred stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares may have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also may be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders of the Company. The issuance of new shares also may be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

The creation of the Preferred Stock may afford the Company greater flexibility in seeking capital and potential acquisition targets.  The Company's Certificate of Incorporation currently only permits the Company to issue shares of Common Stock. This, the Company believes, has limited the Company's flexibility in seeking additional working capital. The Board of Directors has recommended that the Certificate of Incorporation be amended to authorize one or more series of blank check preferred stock and to allow the Board of Directors of the Company the widest possible flexibility in setting the terms of preferred stock that may be issued in the future. The Company will, therefore, be afforded the greatest flexibility possible in seeking additional financing, as the Board of Directors deems appropriate in the exercise of its reasonable business judgment. The Company currently has no commitments or plans for the issuance of any shares of preferred stock.

While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the creation of one or more series of preferred stock outweighs any disadvantages. To the extent that the creation of one or more series of preferred stock may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

Approval by Shareholders.  As of September 21, 2009 the Company had 16,272,500 shares of its Common Stock issued and outstanding.  As of this same date, shareholders representing [10,842,750] shares of Common Stock, or approximately 66.35% of the issued and outstanding shares of Common Stock, approved the proposals to amend the Company's Certificate of Incorporation to change the name of the corporation to Emissary Capital Group, Inc. The full text of the Amendments are reflected in the Form of Charter Amendment which is attached as Exhibit A to this information statement. Pursuant to the provisions of Delaware law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendments by written consent in lieu of a meeting.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action; that is, approximately December 14, 2009.  This notice, which is being sent to all holders of record on August 28, 2009, is intended to serve as the information statement required by the Exchange Act.

Under Delaware law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide shareholders with any such right.

The Company anticipates that the Amendments will be effective 20 days after the mailing of this Information Statement; that is, it will be effective on approximately December 14, 2009 or shortly hereafter.

THE AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Certificate of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, $.0001 par value per share, of which 16,273,500 shares were outstanding on September 21, 2009.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is Cavalier Holdings, Inc.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Company Common Stock as of November 10, 2009 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Company Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 402(a)(3) of Regulation S-B under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and shareholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent Owned
Leo Mentzelopoulos	4,000,000	24.48%
Amit Tandon, Chairman and Chief Executive Officer	4,819,000	29.49%
Ajay Tandon, President, Director and Chief Financial Officer	4,819,000	29.49%
Albert Lee, Executive Vice President, Research	1,204,750	7.37%
Charles Duff, Executive Vice President, Corporate Finance (3)(4)	1,204,750	7.37%
All Directors and Executive Officers as a Group (4 persons)	16,047,500	98.21%

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 16,340,000 shares of Common Stock outstanding as of August 28, 2009, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3)  Pursuant to a Contribution Agreement between the Company and Charles Duff, the 1,204,750 Exchange Shares allocated to him shall be held in escrow pending whether Mr. Duff reaches his incentive revenue target on or before April 1, 2010.  If Mr. Duff does not satisfy this condition, these shares shall be cancelled and returned to unissued status.

(4)  Does not include options to acquire an additional 800,000 shares of common stock at the exercise of $0.15 per share which vest upon satisfaction of additional revenue targets.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number `000-52531) and contain important information about The Company and its finances, are incorporated into this Information Statement:

•  Our Current Report on Form 8-K filed on September 3, 2009, as amended on September 4, 2009.

•  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Commission on October 1, 2009.

•  Our Quarterly Reports on Form 10-Q filed for the quarters ending June 30, 2009 and March 31, 2009, filed on October 1, 2009, respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our shareholders along with this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Amit Tandon
Amit Tandon
Chairman of the Board and
Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CAVALIER HOLDINGS, INC.
a Delaware Corporation

Cavalier Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”) hereby certifies as follows:

1.           Pursuant to Sections 141 and 228 of the General Corporation law, the amendments and restatement herein set forth have been duly approved by the Board of Directors and majority of stockholders of Cavalier Holdings, Inc.

2.           Pursuant to Section 245 of the General Corporation Law, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of Cavalier Holdings, Inc. filed on February 7, 2007.

3.           The effective time of this Amended and Restated Certificate of Incorporation herein shall be December 14, 2009.

4.           The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

ARTICLE I

The name of this corporation shall be:

Emissary Capital Group, Inc.

ARTICLE II

The registered agents name is Corporation Service Company.   Its registered office is to be located at 2711 Centerville Road, Ste 400 in New Castle County, Wilmington,  DE 19808.

ARTICLE III

The purpose or purposes of the organization is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The total number of shares of Common Stock which this corporation shall have authority to issue is 110,000,000 consisting of (i) 100,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and (ii) 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

(a)           Preferred Stock.  Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(xiii)           The designation of the series, which may be by distinguishing number, letter or title;

(xiv)           The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(xv)           The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(xvi)           Dates on which dividends, if any, shall be payable

(xvii)          The redemption rights and price or prices, if any, for shares of the series;

(xviii)         The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(xix)           The amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(xx)           Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(xxi)           Restrictions on the issuance of shares of the same series or of any other class or series;

(xxii)          The voting rights, if any, of the holders of shares of the series.

(xi)    The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii)  Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article IV, the General Corporation Law of the State of Delaware, and applicable law.

(b)           Common Stock.  The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in this Amended and Restated certificate of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

ARTICLE V

The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

ARTICLE VI

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)           The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b)           Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

(c)           Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

(d)           Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(e)           Provisions that permit the Corporation to redeem or exchange such rights; and

(f)           The appointment of a rights agent with respect to such rights.

ARTICLE VII

Each person who serves or has served as a director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) for unlawful payment of dividend or unlawful stock purchase or redemption as such liability is imposed under Section 174 of the General Corporation Law of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.  No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.  If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extend permitted by the General Corporation Law of the State of Delaware as so amended.

ARTICLE VIII

The Corporation shall provide indemnification as follows:

(a)           The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b)           The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this paragraph (b) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

(c)           Notwithstanding any other provisions of this Article VIII, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article VIII, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

(d)           In the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article VIII, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article VII; and provided further that no such advancement of expenses shall be made under this Article VIII if it is determined that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

(e)           No amendment, termination or repeal of this Article VIII or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

ARTICLE IX

Except as may be expressly provided in this Amended and Restated Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX; provided, however, that any amendment or repeal of Article VII and VIII and Article IX of this Amended and Restated Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

IN WITNESS THEREOF, Cavalier Holdings, Inc. has caused this certificate to be signed this 24th day of November, 2009.

/s/ Ajay Tandon
Ajay Tandon
Director, President and Chief Financial Officer